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                                                                    Exhibit 10.4

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PENNSYLVANIA HIGHER EDUCATION ASSISTANCE                              LENDER AGREEMENT FOR GUARANTEE OF
AGENCY NATIONAL GUARANTY AGREEMENT                                    STUDENT LOANS WITH FEDERAL REINSURANCE
                                                                      (for loans to students and parents of students pursuant to the
                                                                      Higher Education Act of 1965, as amended)


WHEREAS           The First National Bank of Chicago, not in its individual capacity but solely as Eligible Lender Trustee on behalf
                  ------------------------------------------------------------------------------------------------------------------
                  of the KeyCorp Student Loan Trust 1999-A pursuant to the Trust Agreement dated as of July 13, 1998, between Key
                  ---------------------------------------------------------------------------------------------------------------
                  Bank USA, National Association, and the Eligible Lender Trustee, as the same may be amended, including by way of
                  ----------------------------------------------------------------------------------------------------------------
                  amendment and restatement, from time to time (the "Trust Agreement")
                  ----------------------------------------------------------------------------------------------------------------
                  (Corporate Name)

Located at        One First National Plaza, Suite 0126, Attention:  Corporate Trust Administration                                 ,
                  -----------------------------------------------------------------------------------------------------------------
                  (Street Address)

                  Chicago                                                               Illinois                              60670,
                  -----------------------------------------------------------------------------------------------------------------
                  (City)                                                        (State)                                   (Zip Code)

hereinafter referred to as the "Lender," wishes to be able to secure guarantee of loans made to students pursuing programs of higher or vocational education at eligible institutions, and to parents of such students pursuant to the aforementioned federal legislation, hereinafter referred to as the "Act;" and

WHEREAS, the Pennsylvania Higher Education Assistance Agency, hereinafter referred to as the "Agency," was created by the Act of
August 7, 1963, P.L. 549 for the purpose of improving higher educational opportunities and to that end the Agency is empowered to guarantee loans; and

WHEREAS, the Lender wishes to participate in the Agency's National Guaranty Program.

NOW THEREFORE, it is mutually agreed that:

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1.       Within such limits as may be set by it, the Agency shall guarantee the full amount of all loans made by the Lender, or for loans with a first disbursement on or after October 1, 1993, no less than 98% of the full amount of all loans, including principal and interest, made by the Lender, except that all loans continue to be 100% guaranteed in the event of death, disability or bankruptcy regardless of disbursement date, which are eligible for such guarantee under the Act, the regulations issued under the Act and the Rules and Regulations and policies of the Agency with the exception of those pertaining to Pennsylvania Residency/Domicile, which Act, regulations, Rules and Regulations and policies as they may be from time to time amended are made part of this Agreement.

2.       The Agency shall guarantee loans without regard to sex, age, race, color, religion, handicapped status, income, national origin or any other basis prohibited by applicable law and the Lender will not discriminate in the making of loans to eligible borrowers or in the treatment of such borrowers on any prohibited basis.

3.       On all loans guaranteed, the Agency agreed to obtain maximum reinsurance by means of an agreement with the Federal
         Government pursuant to the Act.

4.       The Lender authorizes the Agency to act as its representative with respect to retaining the school's statement of the student's enrollment and need. This document will be retained for the five-year period as required of the Lender by federal regulations.

5.       The Lender shall designate its Servicer to maintain for all loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the U.S. Secretary of
         Education and the Agency, under the Act, regulations, Rules and Regulations and policies identified above. For loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Act, regulations, Rules and
         Regulations, and policies identified above.

6.       The Agency agrees to purchase eligible loans made by the Lender provided that such loans are in default (as defined by the
         Act, regulations, Rules and Regulations and policies identified above); the loan was made in accordance with the Act, regulations, Rules and Regulations and policies identified above; the Lender has otherwise exercised due diligence in the making, servicing, and collection of such loans; and, title to the loan note has been subrogated to the Agency by the
         Lender.

7.       Failure of the Lender to comply with the terms hereof with respect to an individual loan shall not invalidate the guarantee of the Agency to the Lender with respect to other loans held in compliance with the terms of this Agreement.
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8.       In making loans under the Act, the Lender will undertake to secure such reductions in borrowers' obligations to pay interest on loans held by the Lender as they may be eligible to receive under the Act and regulations. The Lender further agrees to comply with all applicable Federal and State laws in originating guaranteed student loans.

9.       The Agency agrees to maintain at all times reserve levels which comply with Section 428(c)(10) of the Higher Education Act, as amended.

10.      This Agreement may be terminated by the Lender upon sixty (60) days written notice. The Agency may limit, suspend or terminate this Agreement in the manner provided for by the Agency Rules and Regulations. All rights, duties and obligations hereunder shall immediately cease upon termination, except the rights and obligations of the parties which existed as of the date of termination.

11.      The Lender wishes to participate in the following programs: (Please check all applicable programs)

                                                       X      Stafford
                                                      ---

                                                              PLUS
                                                      ---

                                                       X      SLS
                                                      ---

                                                       X      Consolidation
                                                      ---

12.      The Agency agrees to reimburse the Lender for any federal special allowance payments lost with respect to an individual loan as a result of a delay in payment of a claim under this Agreement by the Agency to the Lender with respect to such loan.

13.      The Agency agrees upon written request to furnish a copy of its most recent audited financial statements to any holder of record of Notes or Certificates (each as defined in the Trust Agreement) of KeyCorp Student Loan Trust 1999-A

         IN WITNESS WHEREOF, the Lender and the Agency have caused this Agreement to be duly executed and delivered as of the 13th day of July, 1998.


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THE FIRST NATIONAL BANK OF CHICAGO,                                                  PENNSYLVANIA HIGHER EDUCATION
NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS ELIGIBLE                                ASSISTANCE AGENCY
LENDER TRUSTEE ON BEHALF OF KEYCORP STUDENT
LOAN TRUST 1999-A


-------------------------------------------                                          -------------------------------------------
Authorized Signature


-------------------------------------------                                          -------------------------------------------
Title                                                                                Title

                833220
-------------------------------------------
D.E. Lender Code Number

              36-7111819
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Federal Tax Identification Number




Approved as to form and legality this _____                                          Approved as to form and legality this _____
day of __________, 1999                                                              day of __________, 1999


-------------------------------------------                                          -------------------------------------------
          PHEAA Chief Counsel                                                                 Deputy Attorney General

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                         LENDER PARTICIPATION AGREEMENT

                             FOR CONSOLIDATION LOANS


         THIS AGREEMENT is made as of the 13th day of July, 1998, by and between the PENNSYLVANIA HIGHER EDUCATION ASSISTANCE AGENCY, a public corporation organized under the laws of the Commonwealth of Pennsylvania with its principal office at 1200 North Seventh Street, Harrisburg, Pennsylvania 17102 (herein called "Agency") and THE FIRST NATIONAL BANK OF CHICAGO, not in its individual capacity but solely as Eligible Lender Trustee on behalf of the KeyCorp Student Loan Trust 1999-A, with its principal office at One First National Plaza, Suite 0126, Chicago, Illinois 60670, Attention: Corporate Trust Administration, (herein called "Lender").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Agency was created by the Act of August 7, 1963, P.L. 549 for the purpose of improving higher educational opportunities and to that end Agency is empowered to guarantee loans of money, and

         WHEREAS, Lender wishes to make Consolidation Loans to eligible borrowers and/or purchase Consolidation Loans made pursuant to the Higher Education Act of 1965, as amended.

         NOW, THEREFORE, Agency and Lender agree as follows:

         1. This Agreement incorporates and is amended by Guidelines issued by Agency governing details of loans and guarantees made pursuant hereto. The Guidelines comply with state and federal law, regulations and interpretations thereof, and provisions of this Agreement which become inconsistent with any of the above will automatically be amended upon changes to the Higher Education Act of 1965 or upon the issuance of new and revised Guidelines.

         2. Upon purchasing an existing Consolidation Loan or making a Consolidation Loan, Lender agrees to comply with all Agency Guidelines regarding Consolidation Loans guaranteed by Agency.

         3. In making a Consolidation Loan, Lender will make a Consolidation Loan to an eligible borrower only if the borrower certifies that he/she has no other application pending for a Consolidation Loan and Lender either currently holds an outstanding loan of the borrower which he/she has selected for consolidation or has obtained a certification from the borrower that he/she has been unable to obtain a Consolidation Loan from the holders of his/her outstanding loans selected for consolidation, or for a Consolidation Loan made on or after July 1, 1994, has obtained a certification from the borrower that he/she has been unable to obtain a Consolidation Loan with income-sensitive repayment terms from the holders of his/her loans selected for consolidation.




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         4.       In making a Consolidation Loan, Lender will determine, to its satisfaction, in accordance with reasonable and prudent business practices, for each loan being consolidated that:

                  a. each loan is a legal, valid and binding obligation of the borrower;
                  b. each loan was made and serviced in compliance with applicable laws and regulations; and
                  c. the insurance on each loan is in full force and effect.

         5. In making a Consolidation Loan before July 1, 1994, Lender will comply with all requirements set forth in Section 428C of the Higher Education Act, as amended, including the following:

                  a. the interest rate shall be determined in accordance with the Act;
                  b. the amount of each Consolidation Loan will be not less than $7,500.00 and will equal the sum of the unpaid principal, accrued unpaid interest and late charges of all loans selected by the borrower for consolidation; and
                  c. the repayment terms may include graduated or income sensitive repayment schedules as set forth in the Act and Guidelines.

                  In making a Consolidation Loan on or after July 1, 1994, Lender will comply with all requirements set forth in Section 428C of the Higher Education Act of 1965, as amended, including the following:

                  a. the interest rate shall be determined in accordance with the Act;
                  b. the amount of each Consolidation Loan will equal the sum of the unpaid principal, accrued interest and late charges of all eligible loans selected by the borrower for consolidation; and
                  c. the repayment terms shall include graduated or income sensitive repayment schedules established in accordance with the regulations of the Secretary.

         6. In making a Consolidation Loan, Lender will use the proceeds of the Consolidation Loan to pay the holder(s) of the loans selected for consolidation to discharge the borrower's liability on such loans.

         7. Agency guarantees to Lender, its assignees, and its successors, subject to each and all of the conditions set forth herein and the Guidelines issued from time to time by Agency, repayment of the unpaid principal and interest due and owing after default on the promissory note by a borrower, or for Consolidation Loans made on or after October 1, 1993, no less than 98% of the unpaid principal and interest due and owing after default on the promissory note by a borrower, except that Consolidation Loans continue to be 100% guaranteed in the event of death, disability or bankruptcy regardless of disbursement date.

         8. If Lender no longer intends to make or hold Consolidation Loans under this Agreement, it shall so notify Agency, in writing, and this Agreement shall terminate sixty (60) days after receipt of the notice. This Agreement may be terminated by


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                  Agency in accordance with Agency Guidelines. Termination of this Agreement shall not affect the guarantee of the loans issued prior to the date of termination.

         IN WITNESS WHEREOF, the parties hereto have executed such on the day, month and year first above written.


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                                                            PENNSYLVANIA HIGHER
                                                            EDUCATION ASSISTANCE AGENCY


                                                            By:
                                                               ---------------------------------------
                                                            Title:
                                                                 -------------------------------------



                                                            THE FIRST NATIONAL BANK OF
                                                            CHICAGO, NOT IN ITS INDIVIDUAL CAPACITY
                                                            BUT SOLELY AS ELIGIBLE LENDER TRUSTEE ON
                                                            BEHALF OF KEYCORP STUDENT LOAN TRUST
                                                            1999-A


                                                            By:
                                                               ---------------------------------------
                                                            Title:
                                                                 -------------------------------------

                                                            D.E. Code:             833220
                                                                      --------------------------------

Approved as to form and legality this _____                 Approved as to form and legality this _____
day of __________, 1999                                     day of __________, 1999



           PHEAA Chief Counsel                              -------------------------------------------
-------------------------------------------                          Deputy Attorney General

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